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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 22, 2000

                              ARCH CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                    1-14601                     06-1526315
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)


          501 Merritt 7, Norwalk, CT                      06851
     (Address of principal executive offices)           (Zip code)

      Registrant's telephone number, including area code:  (203) 229-2900

                                      N/A
         (Former name or former address, if changed since last report)




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                          Amendment No. 1 to Form 8-K

Arch Chemicals, Inc. hereby files Amendment No. 1 to its Form 8-K (date of report: August 22, 2000) filed with the Securities and Exchange Commission on August 31, 2000. Such Form 8-K is hereby amended and supplemented as follows:


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report.

   (a) Financial Statements of Hickson International PLC

       The audited financial statements of Hickson International PLC as of and for the years ended December 31, 1999 and 1998 and the notes thereto and the report of PricewaterhouseCoopers LLP, independent auditors, and the unaudited financial statements of Hickson International PLC as of and for the six months ended June 30, 2000 and 1999 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

   (b) Pro Forma Financial Information

       The unaudited pro forma combined condensed balance sheet of Arch Chemicals, Inc. as of June 30, 2000, and the unaudited pro forma combined condensed statements of income of Arch Chemicals, Inc. for the year ended December 31, 1999 and the six months ended June 30, 2000 are filed as
       Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

   (c) Exhibits

       23    Consent of PricewaterhouseCoopers.

       99.1 Financial statements of Hickson International PLC as of and for the years ended December 31, 1999 and 1998, and as of and for the six months ended June 30, 2000 and 1999.

       99.2 Unaudited pro forma combined condensed financial statements of Arch Chemicals, Inc. as of and for the six months ended June 30, 2000, and for the year ended December 31, 1999.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2000

                                       ARCH CHEMICALS, INC.



                                       By:  Louis S. Massimo
                                            ------------------------------------
                                            Name:  Louis S. Massimo
                                            Title: Vice President and Chief
                                                   Financial Officer

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                                 Exhibit Index
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Exhibits
--------

 23    Consent of PricewaterhouseCoopers.


 99.1 Financial statements of Hickson International PLC as of and for the years ended December 31, 1999 and 1998, and as of and for the six months ended June 30, 2000 and 1999.

 99.2 Unaudited pro forma combined condensed financial statements of Arch Chemicals, Inc. as of and for the six months ended June 30, 2000, and for the year ended December 31, 1999.

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